Sub-Item 77Q1(a) – Copies of any Materials Amendments to the Registrant’s Charter or By-Laws

Amended and Restated Declaration of Trust of ALPS ETF Trust (the “Registrant”) is incorporated herein by reference to Exhibit (a)(3) to Post-Effective Amendment No. 260 to Registrant’s Registration Statement filed on December 4, 2015, accession number 0001398344-15-008052.